UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 4, 2016

CONSOL Energy Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14901	51-0337383
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

CNX Center

1000 CONSOL Energy Drive

Canonsburg, Pennsylvania 15317

(Address of principal executive offices)

(Zip code)

Registrant’s telephone number, including area code:

(724) 485-4000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 4, 2016, J. Brett Harvey, Philip W. Baxter and David C. Hardesty, Jr. notified CONSOL Energy Inc. (the “Company”) of their election (i) to retire from the Company’s Board of Directors (the “Board”) upon the conclusion of the Company’s Annual Meeting of Shareholders to be held on May 11, 2016 (the “2016 Annual Meeting”) and (ii) not to stand for re-election to the Board at the 2016 Annual Meeting. Their decision was not the result of any disagreement with the Company or its management. Further, effective upon the conclusion of the Annual Meeting and his election to the Board, William N. Thorndike, Jr. will serve as the Chairman of the Board, and Mr. Harvey, in recognition of his many years of service to the Company, as both Chairman and Chief Executive Officer, will serve as Chairman Emeritus.

Item 8.01. Other Events.

On February 8, 2016, the Company issued a press release announcing the slate of directors to be nominated by the Board for election to the Board at the 2016 Annual Meeting.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

Exhibits.

Exhibit 99.1	Press release of CONSOL Energy Inc., dated February 8, 2016

Additional Information and Where to Find It

The foregoing press release is not a proxy statement or a solicitation of proxies from the holders of common stock of CONSOL Energy. A solicitation of proxies in connection with the 2016 Annual Meeting will be made only by the Company’s definitive proxy statement that will be mailed to all shareholders of record on the record date of March 14, 2016. The Company will be filing a definitive proxy statement for the annual meeting with the Securities and Exchange Commission (the “SEC”). Shareholders are urged to read the proxy statement and any other relevant documents filed or that will be filed with the SEC when they become available because they will contain important information. Shareholders will be able to receive the proxy statement and other relevant documents free of charge at the SEC’s website at http://www.sec.gov or from CONSOL Energy Investor Relations at 1000 CONSOL Energy Drive, Canonsburg, PA 15317. This Form 8-K is being filed as soliciting material pursuant to Rule 14a-12 under the Exchange Act solely as a precautionary matter, notwithstanding the fact that the issuer does not believe it constitutes solicitation material.

Participants in the Solicitation

The directors, nominees for election as director, executive officers and certain other members of management and employees of the Company may be deemed “participants” in the solicitation of proxies from shareholders of the Company in connection with the matters to be considered at the 2016 Annual Meeting. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the shareholders of the Company in connection with such matters will be set forth in the Proxy Statement to be filed with the SEC. In addition, information about the Company’s executive officers and directors may be found in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015 and in its definitive proxy statement filed with the SEC on March 25, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSOL ENERGY INC.

By:	/s/ Stephen W. Johnson
Stephen W. Johnson
Executive Vice President and
Chief Administrative Officer

Dated: February 8, 2016

Exhibit Index

Exhibit Number	Description of Exhibit

Exhibit 99.1	Press release of CONSOL Energy Inc., dated February 8, 2016